UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

UNIQURE N.V.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

www.investorvote.com/QURE Step 1: Go to www.investorvote.com/QURE. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/QURE or scan the QR code — login details are located in the shaded bar below. uniQure N.V. Shareholder Meeting Notice 03T5UC + + Important Notice Regarding the Availability of Proxy Materials for the uniQure N.V. Annual General Meeting to be Held on June 13, 2023 Under U.S. Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual general meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual general meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2023 proxy statement and 2022 annual report is available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 1, 2023 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by June 12, 2023 at 11:59 P.M., Central European Summer Time. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM M M M M M M M M M 1234 5678 9012 345 C O Y MMMMMMM C 1234567890 MMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 0 0 0 0 0 1

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/QURE. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials uniQure N.V.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by June 1, 2023. uniQure N.V.’s Annual General Meeting of Shareholders will be held on Tuesday, June 13, 2023 at Paasheuvelweg 25a, 1105 BP Amsterdam, the Netherlands, at 9:00 AM Central European Summer Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR Proposals 1-12: 1. Resolution to adopt the 2022 Dutch statutory annual accounts and treatment of the results. 2. Resolution to discharge liability of the members of the Board. 3. Reappointment of Madhavan Balachandran as non-executive director. 4. Reappointment of Jack Kaye as non-executive director. 5. Reappointment of Leonard Post as non-executive director. 6. Reappointment of Jeremy Springhorn as non-executive director. 7. Resolution to renew the designation of the Board as the competent body to issue Ordinary Shares and options. 8. Resolution to reauthorize the Board to exclude or limit preemptive rights upon the issuance of Ordinary Shares. 9. Resolution to reauthorize the Board to repurchase Ordinary Shares. 10. Resolution to appoint KPMG as external auditors of the Company for the financial year 2023. 11. Resolution to approve, on an advisory basis, the compensation of the named executive officers of the Company. 12. Resolution to approve the amendment and restatement of the Company's 2014 Share Incentive Plan. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Shareholder Meeting Notice